     Exhibit 10.9
OPERATING AGREEMENT AND BY-LAWS
OF JACKSON OFFSHORE, LLC
THIS OPERATING AGREEMENT AND BY-LAWS of JACKSON OFFSHORE, LLC (this “Operating Agreement”) is entered into and shall be effective as of the 16th day of August, 2006, by and among the undersigned, the sole and only Members of Jackson Offshore, LLC (the “Company”), pursuant to the provisions of the Louisiana Limited Liability Company Law, La. R.S. 12:1301, et seq. (the “Act”), and on the terms and conditions herein contained:
RECITALS
WHEREAS, the existing Members of the Company desire to enter into this Operating Agreement to govern the affairs of the Company.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Members, the undersigned, being the sole and only Members of the Company, do adopt this Operating Agreement in its entirety, to read as follows:
ARTICLE I
INTRODUCTION
Section 1.1 Name. The name of the Company is Jackson Offshore, LLC.
Section 1.2 Registered Office: Registered Agent: Other Offices. The registered office of the Company in Louisiana shall be 601 Poydras St., Suite 2775, New Orleans, LA 70130 or such other office as the Board of Directors may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Louisiana shall be Stewart F. Peck or such other Person as the Board of Directors may designate from time to time in the manner provided by law.
Section 1.3 Defined Terms. Terms used in this Operating Agreement with their initial letters capitalized shall, unless the context otherwise requires, have the meanings specified in this Section 1.3 or as defined elsewhere in this Operating Agreement (including, without limitation, the preamble and recitals). The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context requires. Then used in this Operating Agreement, the following terms shall have the meanings set forth below:
“Act” has the meaning set forth in the preamble.
“Agreed Value” means that sum of cash, or the fair market value of Contributed Property, services or other consideration, as agreed to by a subscribing Shareholder and the Directors, using such reasonable method of valuation as they may adopt, that shall be paid or contributed to the Company as consideration for Shares.
“Article” has the meaning set forth in the preamble.

“Board of Directors” means the deliberative body formed and constituted pursuant to Article III of this Agreement through which the powers of the Company shall be exercised and the business and affairs of the Company shall be managed. The Board of Directors shall consist of the number of Directors fixed in Section 3.1.
“Business Day” means a day of the year on which banks are not required or authorized to close in New Orleans, Louisiana.
“Code” means the Internal Revenue Service Code of 1986, as amended. All references herein to sections of the Code shall include any corresponding provision or provisions of succeeding law.
“Company” has the meaning set forth in the preamble.
“Contributed Property” means property or other consideration (excluding services and cash) paid to the Company by a Shareholder in consideration for the issuance by the Company to such Shareholder of a Share.
“Director” means an individual selected to serve the Company as a Director pursuant to Section 3.1.
“Fiscal Year” means (i) the period commencing on the effective date of this Operating Agreement and ending on December 31 of the calendar year in which such commencement occurs and (ii) any subsequent twelve (12) month period commencing on January 1 and ending December 31.
“Majority in Interest” means, at any time, the Shareholders owning more than 50% of the issued and outstanding Shares.
“Operating Agreement” has the meaning set forth in the preamble.
“Permitted Transfer” shall have the meaning set forth in Section 6.1 hereof.
“Person” means any individual, partnership, corporation, trust, limited liability company or other entity.
“Regulations” means the income tax regulations promulgated under the Code; as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“Share” means a single membership interest in the Company, including any and all benefits to which the holder of such Share may be entitled as provided in this Operating Agreement, together with all obligations of such holders to comply with the terms and provisions of this Operating Agreement.

“Shareholder” means any Person executing this Operating Agreement as of the date of this Operating Agreement as a Shareholder, as well as any Person who hereafter acquires Shares of the Company, and shall have the same meaning as the term “member” under the Act, but does not include any person who has ceased to be a Shareholder of the Company.
“Subscription Price” means, with respect to each Share, the Agreed Value (net of liabilities assumed or taken subject to) of property, the value of services and/or the total amount of cash or other consideration contributed to the Company by a Shareholder in consideration for such Share.
“Transfer” or “transfer,” as a noun, means any sale, exchange, mortgage, pledge, donation or other disposition and, as a verb, means to sell, encumber or otherwise dispose of.
“Transferred Share” means a Share transferred pursuant to the provisions of Article VI hereof.
Section 1.4 Company Purpose. The Company has been organized to engage in any lawful activity for which limited liability companies may be formed under the Act.
Section 1.5 No State Law Partnership. The Company shall not be a partnership (including, without limitation, a partnership in commendam) or joint venture for purposes of state law and no Shareholder shall be a partner or joint venturer of any other Shareholder for any purposes and this Operating Agreement shall not be construed to suggest otherwise. The Shareholders intend that the Company be taxed as a corporation for federal income tax purposes.
ARTICLE II
SHAREHOLDERS; SHARES; MEETINGS; VOTING
Section 2.1 Names, Addresses, Shares Percentage Interests. The name, municipal address, and number of Shares owned by each of the Shareholders of the Company are as set forth on Exhibit A hereto. The Board of Directors shall be authorized to and shall amend Exhibit A hereto whenever (i) new Shareholders are admitted to the Company and/or (ii) the ownership of Shares changes.
Section 2.2 Shares.
     (a) The membership interests (as defined in the Act) of the Company shall be divided into and consist of 10,000 Shares. The authorized Shares of the Company shall be divided into two classes, Class A and Class B. Class A shall consist of seven thousand five hundred and fifty (7,550) Shares (“Class A Shares”), and Class B shall consist of two thousand four hundred fifty (2,450) Shares (“Class B Shares”). Except as provided in subsection (b) of this Section, each Share shall be in all respects equal to every other Share and shall be entitled to one vote on all matters for which Shareholders are entitled to vote. The rights represented by the Shares shall include (i) the right to receive dividends and other distributions, including liquidating distributions, from the Company and (ii) all other rights, benefits and privileges enjoyed by the

Shareholders (under the Act, the Articles of Organization or this Operating Agreement) in their capacity as “Shareholders, including rights to vote, consent and approve. Upon issuance, each Share shall be non-assessable. Shares shall have no assigned par value and each Share shall be issued in consideration for such Subscription Price as may, from time to time, be determined by the Board of Directors. The Subscription Price for Shares may, at the election of the Board of Directors, vary from Share to Share and as between Shares. The consideration for Shares issued shall be paid in cash, tangible or intangible goods, tangible or intangible real property, or services actually rendered to the Company, the fair value of which is not less than the dollar amount of the consideration fixed for the Shares, before the Shares are issued. Upon payment of the consideration fixed therefor, such Shares shall be considered as fully paid. All fully paid shares shall be non-assessable. Upon issuance of any Shares, the holder shall become a Shareholder or member of the Company and be subject to the terms and conditions of this Agreement.
     (b) Class A Shares and Class B Shares shall be identical in all respects except that (i) Class A Shares may only be issued to, and owned by, individuals who are citizens of the United States and/or corporations or other juridical entities that would qualify in their own right under Section 2 of the Shipping Act of 1916, 46 U.S.C. §802 (the “Shipping Act”) and applicable regulations to operate vessels in the coastwise trade of the United States, while Class B Shares may be issued to, and owned by, any natural person or juridical entity without regard to citizenship; and (ii) the holders of Class A Shares shall be entitled to elect only Class A Directors, while the holders of Class B Shares shall be entitled to elect only Class B Directors, to the Board of Directors of the Company in the respective compliments set forth below. In addition, the issuance of Class B Shares will be restricted so that there cannot be, at any time, in excess of twenty-five percent (25%) of the outstanding membership interests of the Company represented by Class B Shares.
     (c) Except as otherwise provided in this Operating Agreement, no Shareholder shall have the right to (i) demand that the Company purchase or redeem any or all of the Shares owned by such Shareholder or (ii) receive a return of all or any part of the Subscription Price(s) received by the Company for Shares owned by such Shareholder.
     (d) Under circumstances requiring a redemption of one or more Shares by the Company as set forth in this Operating Agreement, no Shareholder shall have the right to receive property other than cash, except as may be specifically provided herein.
     (e) No Shareholder shall receive any interest, salary, draw, distribution or other payment with respect to his Shares or for services rendered on behalf of the Company as a Shareholder or otherwise in his capacity as a Shareholder.
     (f) No Shareholder shall have preemptive rights with respect to Shares in the Company hereafter issued. If the Shareholders or the Board of Directors, as applicable, determine to issue Shares in the Company to a then existing Shareholder or a new Shareholder in accordance with a right to do so under this Operating Agreement, no other Shareholder or Person shall have the right or privilege to demand that additional Shares also be issued to them.

Section 2.3 Shareholder Loans and Services. Neither loans nor services by any Shareholder to the Company shall be considered contributions to the stated capital of the Company.
Section 2.4 Limitation of Liability and Indemnification of Members.
     (a) No Shareholder of the Company shall be liable in such capacity for any debt, obligation or liability of the Company.
     (b) The Company shall defend, indemnify and hold harmless each Shareholder against judgments, settlements, penalties, fines or expenses incurred because such Person is or was a Shareholder of the Company, to the fullest extent permitted by Louisiana law.
Section 2.5 Meetings of the Shareholders.
     (a) All meetings of the Shareholders shall be held at the registered office of the Company, as set forth in Section 1.2 hereof, or at such other place as may be specified in the notice of the meeting.
     (b) A regular meeting of the Shareholders shall be called by the Board of Directors and held at least once annually for the election of Directors and the transaction of other business. Special meetings of the Shareholders may be called by the Board of Directors or by any one or more of the Shareholders. Business conducted at a special meeting shall be confined to the objects stated in the notice of such meeting. Notice of any such regular or special meeting shall be given to all Shareholders not less than three (3) Business Days nor more than ten (10) Business Days before the date of such meeting, which notice shall state the nature of the business to be transacted. Shareholders may vote in person or by proxy at such meeting. Whenever the vote or consent of Shareholders is permitted or required under this Operating Agreement or by law, such vote or consent may be given by the Shareholders at a meeting of Shareholders or may be given in accordance with the procedure described in Section 2.6 hereof. Except as otherwise expressly provided in this Operating Agreement, the vote of a Majority in Interest of the Shareholders shall control.
     (c) Nominations of candidates for the position of a Class A Director may be made by the Board of Directors or any holder of Class A Shares, but not Class B Shares. Nominations of candidates for the position of the Class B Director will be made by any holder of Class B Shares, but not Class A Shares. Any such nomination by a Shareholder shall be made by notice in writing to be delivered or mailed to the Board of Directors at least twenty (20) Business Days prior to the date of the annual meeting as established by the Board of Directors.
     (d) Each Shareholder shall have one (1) vote for each Share held by such Person, except that, with respect to the election of Directors, only the holders of Class A Shares shall be entitled to elect (or remove) the Class A Directors of the Company, and only the holders of Class B Shares shall be entitled to elect (or remove) the Class B Director. Directors shall be elected by a Majority in Interest of their respective class, and may be removed, with or without cause, by the vote of a Majority in Interest of the Shareholders of the class that elected the Director at a special meeting called for such purpose (or by the written consent of the Shareholders of that class holding a Majority in Interest).
     (e) Each Shareholder may authorize any Person to act for him by proxy on all matters in which such Shareholder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Shareholder or his attorney-in-fact and delivered to the Board of Directors before the meeting at which the proxy will be exercised. No proxy shall be valid after the expiration of eleven (11) months from the date thereof and every proxy shall be revocable at the pleasure of the Shareholder executing it upon written notice of such revocation being given to the Board of Directors.
     (f) Each meeting of the Shareholders shall be conducted by the President, or such other Person as the Board of Directors may appoint, pursuant to such rules for the conduct of the meeting as the Board of Directors deems appropriate.
     (g) At each meeting of Shareholders, a list of the Shareholders arranged alphabetically and certified by the Secretary, showing the number of Shares held by each such Shareholder on the record date for the meeting, shall be produced on the request of any Shareholder.
     (h) Any number of Shareholders, together holding at least a majority of the outstanding Shares, who are present in person or represented by proxy at such meeting shall constitute a quorum for the transaction of business despite the subsequent withdrawal or refusal to vote of any Shareholder; provided, however, that with respect to any action to be taken by the vote of a specific class of Shares, a quorum for such action shall be determined only among the holders of Shares of that class.
     (i) If less than a quorum is in attendance at any time for which a meeting is called, the meeting may, after the lapse of at least one-half hour, be adjourned by a majority in interest of the Shareholders present or represented at such meeting. If notice of the adjournment of the meeting is sent to the Shareholders, stating the date the meeting will reconvene, the purpose or purposes of the meeting and that the previous meeting failed for lack of a quorum, then any number of Shareholders, present in person or represented by proxy, and together holding at least two-fifths of the outstanding Shares shall constitute a quorum at the reconvened meeting provided that a majority of such Shareholders are the holders of Class A Shares.
Section 2.6 Consent Without Meeting. In lieu of holding a meeting of the Shareholders, any action requiring the vote of the Shareholders may be taken by the written consent of those Shareholders holding, in the aggregate, the percentage of Shares that would be required to approve such action under this Operating Agreement at a meeting called for such purpose. Any such written consent shall be delivered to the Board of Directors. If any such written consent is signed by fewer than all of the Shareholders, a copy of the consent, or notice of the action taken pursuant thereto, shall be given to all of the Shareholders who did not sign the consent. Any such written consent may be executed by obtaining facsimile signatures of the Shareholders on multiple counterparts of the consent instrument.

Section 2.7 Certificates. Shares in the Company may be evidenced by certificates representing such Shares. The Board of Directors, in its sole and absolute discretion, shall have the right to determine whether Shares in the Company are certificated or uncertificated. In the event that Shares in the Company are certificated, the Board of Directors, in its sole and absolute discretion, shall determine the form of all certificates evidencing Shares in the Company, provided that any certificate evidencing Shares in the Company shall contain the following legend:
RESTRICTION
The sale, transfer, pledge, mortgage, encumbrance, donation, bequest, or other disposition of the shares (“Transfer”) evidenced by this Certificate is restricted by Section 6.1 of the Operating Agreement and By-Laws of the issuing Company. In addition, Section 6.2 of the Operating Agreement and By-Laws grants successive options to acquire the Shares evidenced by this Certificate in favor of the Company and the Shareholders prior to any Transfer. The Company will mail to the Shareholder of record a copy of such restrictions, without charge, within five (5) days after receipt of a written request therefore, or the Operating Agreement and By-Laws may be inspected at the principal business office of the Company during regular business hours, upon written request, forwarded to the corporate Secretary.
All certificates evidencing Shares may be authenticated by the signature of the President alone, or by the signatures of the President and the Secretary, as determined by the Board of Directors. A new certificate of Shares may be issued in place of any certificate theretofore issued by the Company, alleged to have been lost, stolen, mutilated, or destroyed, or mailed and not received, and the Board of Directors may, in its discretion, require the owner of the replaced certificate to give the Company a bond, unlimited as to stated amount, to indemnify the Company against any claim which may be made against it on account of the replacement of the certificate or any payment made or other action taken in respect thereof.
Section 2.7 Agency Power of Shareholders. No Shareholder in his or her capacity as a Shareholder shall be the agent or mandatary of the Company for any purpose.

ARTICLE III
DIRECTORS/OFFICERS
Section 3.1 Board of Directors.
     (a) All powers of the Company shall be exercised by, and the business of the Company shall be managed by or under the authority of, a Board of Directors consisting of four (4), natural persons, none of whom need be a Shareholder. Three (3) of the Directors appointed to the Board shall be Class A directors (the “Class A Directors”), and one (1) of the Directors shall be a Class B Director (the “Class B Director”). Class A Directors must each be a citizen of the United States, but there is no restriction on the citizenship of the Class B Director. No person who has been convicted of a crime involving conduct on his part constituting moral turpitude or who has pled guilty or nolo contendere to such a charge may serve as a Director of the Company. If a director is convicted of a crime involving moral turpitude while in office, he shall be automatically disqualified.
     (b) The Board of Directors, acting as a body, shall have all the rights, powers and privileges that may be possessed by a “manager” under the Act, and such rights, powers and privileges as are otherwise conferred by law or by this Agreement or as are incidental thereto, including such powers and privileges as are necessary or convenient to the conduct, promotion or attainment of the business, purposes or activities of the Company. The Board of Directors shall operate as, and shall have such additional powers as are customarily conferred on, the board of directors of a Louisiana business corporation under the Louisiana Business Corporation Act, La. R.S. §12:1 et seq. Absent an express resolution of the Board of Directors, no Director, in his or her capacity as such, shall be the agent or mandatary of the Corporation.
     (c) Without prejudice to the general powers granted to the Board of Directors in the preceding subsections of this Section, the Board of Directors shall have the following specific powers:
     (i) to fix the consideration for and direct the issuance of authorized, unissued membership Shares;
     (ii) to authorize any officer or other agent of the Company to enter into and carry out contracts of all kinds on behalf of the Company;
     (iii) to authorize any officer or other agent of the Company to buy, own, manage, sell, lease, mortgage, pledge, invest or otherwise acquire, dispose or encumber Company property on such terms as may be approved by the Board of Directors, and to authorize any such Person to execute on behalf of the Company any documents or instruments required in connection therewith;
     (iv) to authorize any officer or other agent of the Company to borrow funds in the name of the Company on a secured or unsecured basis, at any interest rate and from any Person, all on such terms as may be approved by the Board of Directors (or if authorized by the Board of Directors, on such terms as may be approved by such officer or agent), and to authorize any Person to execute on behalf of the Company any promissory notes or other instruments to evidence such indebtedness;
     (v) to authorize any officer or other agent of the Company to mortgage, grant security interests in, or otherwise encumber any property of the Company, and to authorize any such Person to execute any acts of mortgage, security agreements or other documents to effect such encumbrance, or to provide for the perfection thereof, any which such document may include customary and usual Louisiana security device clauses, including, without limitation, a confession of judgment, a right to executory process, a waiver of appraisal and/or a pact de non alienando;
     (vi) to employ employees, agents, consultants and advisors on behalf of the Company;
     (vii) to confer upon any officer the power to appoint, remove and suspend, and fix and change the compensation of, subordinate officers, agents and employees;
     (viii) to bring and defend actions in law or at equity;
     (ix) to delegate any of the powers of the Board of Directors to any operating officer of the Company, that is a U.S. Citizen, or any standing or special committee provided that no more than a minority of the number of the members of the committee necessary to constitute a quorum can be persons who are not citizens of the United States;
     (x) to appoint one or more operating officers of the Company, or to appoint other agents of the Company, to whom the foregoing powers and duties may be delegated in whole or in part subject to the supervision of the Board of Directors; and
     (xi) to declare and cause to be paid cash dividends or distributions, or to declare and cause to be distributed in-kind dividends or distributions, to the Shareholders, provided that such dividend or distribution is authorized by applicable law.
     (d) At all meetings of the Board, each director shall have one vote. A quorum for the transaction of business shall consist of (i) at least two of the Class A Directors, and (ii) there must be more Class A Directors than Class B Directors present at the meetings (whether or not ineligible to vote due to conflicts of interest or otherwise). No more of the Directors than a minority of the number of Directors necessary to constitute a quorum can be persons who are not citizens of the United States. The action of a majority of the Directors present at any meeting at which a quorum is present is the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by law or this Operating Agreement. If a quorum is not present at any meeting of Directors, the Directors present may adjourn the meeting from time to time, without notice other than announcement of the date and time the meeting shall reconvene, until a quorum is present.

     (e) The Board of Directors shall hold an annual meeting at such time and on such date as shall be designated by the Chairman, or if no date is designated, immediately following the annual meeting of the Shareholders. The Board of Directors may hold any additional regular meetings that may be scheduled by a majority vote of the Directors. Special meetings of the Board of Directors may be held on any day when called by any Director upon request in writing signed by such Director delivered to the Secretary either in person or by certified mail, return receipt requested. Upon receipt of a request from any Director to call a meeting as provided above, the Secretary shall inform the remaining Director(s), and a date for such meeting shall be set and notice given as provided below. If notice is not given within twenty (20) days after the delivery or mailing of the request, the Director calling the meeting may fix the time of the meeting and give notice thereof in the manner provided by law or by this Agreement.
     (f) Not less than ten (10), nor more than thirty (30), days prior written notice of a meeting of the Board of Directors shall be given to each Director by the Secretary of the Company. The notice shall state the time and place of the meeting, and the business that is to be taken up by the Board of Directors. The meeting shall be held at the time and place specified in the notice. Notice of any meeting may be waived in writing by any Director. Participation by a Director at any meeting of the Board of Directors for any purpose other than to interpose an objection to the transaction of business on the ground that such meeting has not been lawfully called and convened shall constitute a waiver of notice.
     (g) Any meeting of the Board of Directors may be conducted by conference telephone, or any Director may participate in any meeting of the Board of Directors by conference telephone, provided that all persons participating in the meeting can hear and communicate with each other. Participation in a meeting pursuant to this Section shall constitute attendance at such meeting, except where a Director participates in the meeting for the express purpose of objecting to the transaction of business on the ground that the meeting is not lawfully called or convened.
     (h) Any Director absent from a meeting of the Board of Directors may be represented by any other Director or Shareholder who may cast the vote of the absent Director by proxy, according to the absent Director’s written instructions, general or specific.
     (i) Any action which may be taken at a meeting of the Board of Directors may be taken by written consent signed by all of the Directors and filed in the records of the proceedings of the Board.
     (j) No contract or transaction between this Company and one or more of its Shareholders or its Directors, or between this Company and a Person in which a Shareholder or a Director has a financial interest, concerning any matter entrusted to the management of the Board of Directors, shall be void or voidable solely for that reason, or solely because the interested Shareholder or Director was present at or participated in the meeting of the Board of Directors which authorized the contract or transaction, or solely because his or their votes were counted for such purpose, if the material facts as to his interest in the contract or transaction were disclosed or known to the Board of Directors and the contract or transaction was approved by a majority vote of the Board of Directors, in accordance with subsection (d) of this Section, without counting the vote(s) of the interested Director, or if the contract or transaction was fair to the

Company as of the time it was authorized, approved, or ratified by the Board of Directors. Interested Directors may be counted in determining the presence of a quorum at a meeting which authorized the contract or transaction.
Section 3.2 Term of Office; Resignation; Removal. The terms of each Class A Director shall commence upon his or her election and qualification and terminate at the annual meeting of Shareholders next ensuing. The term of the Class B Director elected by the holders of Class B Shares shall commence upon his or her election and qualification and terminate at the second (2nd) annual meeting of Shareholders following such election and qualification. Notwithstanding the foregoing, each Director shall hold office until: (a) his successor is elected at a meeting of the Shareholders; and otherwise until (b) his resignation, removal from office, withdrawal from or termination of membership, death or incapacity. Any Director may resign at any time upon thirty (30) days prior written notice. In addition to removal by a vote of a Majority in Interest of the class which elected him or her, any Director may also be removed by the vote of the Shareholders collectively holding at least eighty percent (80%) of the voting power of the Company at a meeting called for that purpose, or by written consent of such Shareholders.
Section 3.3 Vacancies; Election of Successor. If any Director dies, becomes incapacitated, resigns, or is removed from office, his or her successor shall be elected by the vote of the Shareholders collectively holding a Majority in Interest of the outstanding Shares of the applicable class at a special or regular meeting called for the purpose of electing a successor, or the successor may be designated by the written consent of such Shareholders.
Section 3.4 Officers.
     (a) General Provisions.
     (i) The Board of Directors shall appoint a Chairman, a President, a Treasurer/Chief Financial Officer and a Secretary, and may appoint such other officers or agents as the business of the Company may require, each of whom shall have such authority, and perform such duties, as provided in this Agreement or as the Board of Directors may from time to time determine. Except for the offices of President and Secretary, which must be held by different individuals, the same individual may contemporaneously hold more than one office.
     (ii) Each officer of the Company shall hold office until his or her successor is appointed and qualified, or until he or she resigns, is removed by the Board of Directors or is otherwise disqualified to serve, whichever first occurs. Any officer or agent may be removed by the Board of Directors at any time, either with or without cause. Any officer or agent may resign at any time by giving written notice to the Board of Directors. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If any office of the Company becomes vacant by reason of the death, incapacity, resignation, or removal of its incumbent, the Board of Directors shall appoint a successor who shall hold office for the unexpired term, or until such individual resigns, is removed, or is disqualified to serve as provided above.
     (iii) All powers conferred upon the officers pursuant to this Section 3.4 derive from, and represent a delegation of, powers granted to the Board of Directors. All such powers shall be exercised subject to (A) any limitations that would be imposed on the Board of Directors in the exercise of such power, (B) any limitations that are imposed under this Section 3.4, and (C) any limitations that are otherwise imposed by the Board of Directors.
     (b) Chairman of the Board. The Chairman of the Board, who shall be elected from the incumbent Class A Directors of the Corporation, shall preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by this Operating Agreement. The Chairman of the Board shall be a citizen of the United States.
     (c) President. Subject to authority of the Board of Directors, the President, who must be a citizen of the United States, shall have general supervision, direction and control of the business, officers and employees of the Company, and such other powers as may be prescribed by this Agreement or by the Board of Directors. Within this authority, and in the course of his duties, the President shall:
     (i) Appoint and remove, employ and discharge, and prescribe the duties and fix the compensation of, all agents, employees and clerks of the Company and supervise the officers, agents and employees of the Company, all subject to the direction of the Board of Directors; and
     (ii) Make such contracts as the ordinary conduct of the business of the Company may require, including the execution of purchase agreements, acts of sale, leases and other instruments of conveyance in connection with the purchase or sale of Company property; provided, however, that the President shall not have the authority to bind the Company to any single obligation in excess of $250,000.00, nor to sell, assign, or otherwise transfer any real or immovable property of the Company, or any personal or movable property of the Company with a value in excess of $250,000.00, without such authority being expressly conferred, or such commitment ratified, by the Board of Directors; and
     (iii) As authorized by resolution of the Board of Directors, or by resolution of the Shareholders, as applicable, execute promissory notes and other instruments to evidence the indebtedness of the Company, as well as mortgages, pledges, security agreements and other instruments encumbering any Company property as security for such indebtedness.
     (d) Secretary. Subject to the supervision and control of the Board of Directors, the Secretary (and any Assistant Secretary, subject to the additional supervision of the Secretary) shall:

     (i) Keep, at the registered office of the Company, the original or a copy of the Articles and this Operating Agreement, as amended or otherwise altered to date;
     (ii) Keep, at the registered office of the Company, or such other place as the Board of Directors may order, a book of minutes of the proceedings of the Board of Directors and all actions of the Board of Directors by written consent, as well as a book of the minutes of all meetings or actions by written consent of the Shareholders;
     (iii) See that all notices are duly given in accordance with the provisions of this Agreement or as required by law;
     (iv) Keep, at the registered office of the Company, a Share register showing the names of the Shareholders and their addresses, the number and class of Shares owned by them, the numbers and dates of any certificates issued to them with respect to such Shares, and the numbers and dates of cancellation of each certificate surrendered for cancellation;
     (v) See that all books, reports, statements, certificates and all other documents and records required by law for the Company are properly kept and filed;
     (vi) Attest to any certification of any resolution or other document by the Board of Directors, the President or any other operating officer or agent of the Company, if required, and certify or authenticate any records of the Company; and,
     (vii) Perform such other duties as from time to time may be assigned to such officer by the Board of Directors or by the President, or such other duties as may be specified elsewhere in this Agreement.
     (e) Treasurer/Chief Financial Officer. The Treasurer/Chief Financial Officer shall have the general powers and duties usually vested in the office of treasurer and chief financial officer of a business corporation, and such other powers and duties as may be prescribed by the Board of Directors, the President or by this Operating Agreement. Within this authority, and in the course of his duties, the Treasurer/Chief Financial Officer shall:
     (i) Have charge and custody of, and be responsible for, all funds and securities of the Company, and deposit all such funds in the name of the Company in such banks, trust companies, or other depositories as shall be selected by the Board of Directors;
     (ii) Receive and give receipt for monies due and payable to the Company. from any source whatsoever;
     (iii) Disburse or cause to be disbursed, the funds of the Company as may be directed by the Board of Directors, taking proper vouchers for such disbursements;

     (iv) Keep and maintain adequate and correct accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares;
     (v) Exhibit, at all reasonable times, the books of account and records to any Shareholder or Director, upon application, during business hours at the principal office of the Company;
     (vi) Render to the Board of Directors and the President, whenever they request it, an account of all of his transactions as Treasurer/Chief Financial Officer and of the financial condition of the Company;
     (vii) Prepare, or cause to be prepared and certified, the financial reports to be included in the annual report to the Shareholders and statements of the affairs of the Company when requested by the Board of Directors; and
     (viii) Give to the Company a bond, if required by the Board of Directors, in a sum, and with one or more sureties, or a surety company satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to the Company in case of his death, defalcation, resignation, retirement or removal from office, of all books, papers, vouchers, money, or other property of whatever kind in his possession or under his control belonging to the Company.
     (f) Salaries. The salaries of the operating officers shall be fixed from time to time by the Board of Directors.
Section 3.5 Limitation of Authority. Notwithstanding the foregoing provisions of Sections 3.1 and 3.2 above, the unanimous consent of the Shareholders shall be required for the following actions: (i) the amendment of this Operating Agreement or the Articles, (ii) the issuance of additional authorized Shares or the admission of new Shareholders, except as permitted by Section 6.1, (iii) the merger or consolidation of the Company with or into any other Person or the acquisition by the Company of any equity, ownership or other interest in any other Person, and (iv) the sale of substantially all of the assets of the Company.
Section 3.6 Directors and Officers as Fiduciaries: Business Judgment.
     (a) The Directors and officers shall be deemed to stand in a fiduciary relationship to the Company and its Shareholders and shall discharge their duties in good faith, with the diligence, care, judgment and skill which an ordinary prudent person in a like position would exercise under similar circumstances and in the manner such Person reasonably believes to be in the best interests of the Company. Nothing contained in this Section 3.6(a) shall derogate from any indemnification authorized by La. R.S. § 12:1315(A)(2).
     (b) Without limiting the scope of La. R. S. § 12:1314(2), in discharging their respective duties, the Board of Directors and all officers shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company or the Board of Directors by any of the Company’s officers or employees, by a committee of the Board of Directors, by any legal counsel for the Company, by any independent or certified public accountant, or by any other Person selected with reasonable care by the Board of Directors or the President, or by any other agent having the authority to make such selection, as to matters the Board of Directors or such officers reasonably believe are within such Person’s professional competence. No Director or officer is acting in good faith if he or she has knowledge concerning the matter in question that makes reliance otherwise permitted by this subsection unwarranted.
     (c) Subject to sub-paragraph (e) below, each Director and each officer shall account to the Company and hold as trustee for it any profit or benefit derived by such Person: (i) without the informed consent of a majority of the uninterested Directors or Shareholders, as applicable, in accordance with R.S. 12: 1318( C), (ii) from any transaction connected with the conduct or winding up of the Company, or (iii) from any personal use by such Person of the property of the Company.
     (d) Neither any Director nor any officer shall be liable for any action taken on behalf of the Company or any failure to take any action if such Director or officer performs the duties of his or her office in compliance with this Section 3.6.
     (e) Notwithstanding anything in this Operating Agreement to the contrary, the Directors and any entity in which they are associated may compete with the Company.
Section 3.7 Reliance by Third Parties. Any Person dealing with the Company may rely upon a certificate signed on behalf of the Company by any Director or by the Secretary (or an Assistant Secretary, if appointed), to establish the membership of any Shareholder, the authenticity of any records of the Company or the authority of any Person, including the certifying Director or Secretary, to act on behalf of the Company.
Section 3.8 Directors’ Compensation. The compensation of the Directors, if any, shall be determined by a majority vote of the Board of Directors on an annual basis.
Section 3.9 Indemnification of the Directors and Officers.
     (a) Except to the extent such indemnification may be prohibited by law, the Company, its receiver, or its trustee shall, and does hereby, indemnify, defend, hold harmless and pay all judgments and claims against each of the Directors and/or officers relating to any liability or damage incurred or suffered by any of the Directors or officers by reason of any act performed or omitted to be performed (but not constituting willful misconduct, an intentional violation of this Operating Agreement, gross negligence or a breach of fiduciary duty to the Company and/or the Shareholders) by such Directors or officers or their agents or employees in connection with the Company’s business, including reasonable attorneys’ fees incurred by such Directors or officers in connection with the defense of any claim or action based on any such act or omission. Such liability or damage caused by any Director’s or officer’s acts or omissions in connection with the business of the Company includes, but is not limited to, reasonable attorneys’ fees incurred by such Directors or officers in connection with the defense of any action based on such acts or omissions, which attorneys’ fees may be paid as incurred. For purposes of this Section 3.9, the terms “willful misconduct” or “gross negligence” shall include, but not be limited to, acts of fraud.
     (b) In the event any Shareholder shall bring a legal action against any of the Directors or officers, including a derivative suit, the Company shall, and does hereby, indemnify, defend, hold harmless and pay all expenses of such Directors and officers, including, but not limited to, reasonable attorneys’ fees incurred in the defense of such action, unless such Directors or officers shall be adjudicated guilty of or liable for gross negligence, an intentional breach of this Operating Agreement, willful misconduct or a breach of fiduciary duty to the Company and/or the Shareholders, in connection with the performance of his duties as one of the Directors or officers of the Company.
     (c) The Company shall, and does hereby, indemnify, defend, hold harm1ess and pay all expenses, costs or liabilities of each of the Directors and officers in the event that any of the Directors or officers, for the benefit of the Company, makes any deposit, acquires any option, makes any payment, or assumes any obligation in connection with any property proposed to be acquired by the Company and any of such Directors or officers suffers any financial loss as a result of such action.
     (d) Any indemnification required herein to be made by the Company shall be made promptly following the fixing of any loss, liability, or damage incurred or suffered. If, at any time, the Company has insufficient funds to provide such indemnification as herein provided, it shall provide such indemnification if and as the Company generates sufficient funds, and prior to any distribution to the Shareholders.
     (e) Notwithstanding the foregoing provisions of this Section 3.9, none of the Directors or officers shall be indemnified by the Company from any liability for acts or omissions that constitute willful misconduct, an intentional violation of this Operating Agreement, gross negligence or a breach of fiduciary duty to the Company and/or the Shareholders; and the Directors and officers shall not be indemnified by the Company against any liability for other actions or omissions unless such were taken in good faith and with the reasonable belief that (i) in the case of actions or omissions by any of the Directors or officers in their official capacity as one of the Directors or officers of the Company, such actions or omissions were in the Company’s best interests, and (ii) in all other cases, that such actions or omissions were at least not opposed to the Company’s best interests, and, in the case of any actions or omissions alleged to be unlawful, such were taken without reasonable cause to believe such actions or omissions would be unlawful.
ARTICLE IV
ACCOUNTING AND RECORDS
Section 4.1 Records and Accounting. The Board of Directors shall make such filings as may be necessary to cause the Company to be taxed as a corporation under the Code and the Regulations. The financial and tax books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with the method of accounting determined by the Board of Directors. The books and records of the Company shall reflect all Company transactions and shall be appropriate and adequate for the Company’s business. The Fiscal Year of the Company for financial reporting and for federal income tax purposes shall be the calendar year.
Section 4.2 Access to Accounting Records. All books and records of the Company shall be maintained at the registered office of the Company, and each Shareholder; and his duly authorized representatives, shall have access to them at such office of the Company and the right to inspect and copy them at reasonable times.
Section 4.3 Annual and Tax Information. The Board of Directors shall use reasonable efforts to cause the Company to deliver to each Shareholder within 90 days after the end of each Fiscal Year all information necessary for the preparation of such Shareholder’s federal income tax return. The Board of Directors shall also use its best efforts to cause the Company to prepare, within 120 days after the end of each Fiscal Year, a financial report of the Company for such Fiscal Year, containing a balance sheet as of the last day of the year then ended, an income statement for the year then ended and a statement of cash flow.
Section 4.4 Accounting Decisions. All decisions as to accounting matters, except as otherwise specifically set forth herein, shall be made by the Board of Directors. The Board of Directors may rely upon the advice of the Company’s accountants as to whether such decisions are in accordance with accounting methods followed for federal income tax purposes.
ARTICLE V
S CORPORATION STATUS
[Intentionally Omitted]
ARTICLE VI
TRANSFER OF INTERESTS
Section 6.1 Transfer Restrictions..
     (a) The sale, assignment, donation, bequest, pledge, mortgage or grant of a security interest in, encumbrance, hypothecation, or other transfer (collectively “Transfer”) of any Shares of the Company is prohibited except in connection with a Permitted Transfer or upon the prior written consent of a majority of the disinterested Shareholders of the Company.
     (b) Class A Shares may only be issued or Transferred only to individuals who are citizens of the United States and/or to Persons who are citizens of the United States under Section 2 of the Shipping Act of 1916, 46 U.S.C.§802 (the “Shipping Act”) and applicable regulations promulgated thereunder.

     (c) Additional restrictions on the Transfer of any Shares of the Company may be imposed by redemption or other agreements among the Company and its Shareholders.
Section 6.2 Permitted Transfers. The following Transfers of Shares are Permitted Transfers:
     (a) Notwithstanding the provisions of Section 6.1(a), but subject to any restrictions imposed by subsections (b) or (c) of Section 6.1, any Shareholder may sell or assign all or any portion of his or her Shares provided that such Shareholder first offers the Shares to the Company, and the other Shareholders in accordance with this subsection. Prior to the Transfer of any Shares, by or for the account of a Shareholder, the Shareholder shall give written notice of the proposed Transfer to the Company. The notice of proposed Transfer shall set forth the following information, as applicable: (i) the nature of the proposed Transfer (sale, pledge, etc.); (ii) the identity of the proposed transferee; (iii) the purchase price to be paid for, or other consideration supporting the Transfer of, the Shares; (iv) the number of Shares to be Transferred; and (v) the terms of such Transfer (e.g., cash, credit sale, etc.). The Company, and the remaining Shareholders (subject to Section 6.1(b) with respect to Class A Shares) shall have the option to redeem or purchase all or any portion of the Shares to be Transferred at the same price, and under the same terms and conditions, as set forth in the notice of proposed Transfer; provided, however, that if the proposed Transfer is not a sale or in the nature of a sale, the Company or the remaining Shareholders (subject to Section 6.1(b) with respect to Class A Shares) may acquire all or any portion of the Shares for an amount equal to the price per Share paid by such Shareholder for the initial issuance of the Shares to be transferred, plus that percentage of any positive retained earnings or minus that percentage of any negative retained earnings of the Company as of the date of Transfer (as determined by the certified public accountants regularly retained by the Company to perform accounting services) commensurate with the percentage of equity of the Company represented by those Shares. Upon receipt of the notice of proposed Transfer, the Company shall promptly notify all other Shareholders. The Company shall then have fifteen (15) business days from receipt of the notice of proposed Transfer to exercise the foregoing option by written notice to the transferor Shareholder that the Company will acquire the Shares (or stating the number of Shares that will be acquired by the Company, if the Company elects to acquire only a portion of the Shares for which a Transfer is proposed) given as provided in Section 8.13. The Company shall have an additional thirty (30) days from the date of exercise of the option as provided above to redeem or otherwise acquire the Shares. In the event that the Company may not lawfully redeem or otherwise acquire the Shares under this option, or the acquisition by the Company would endanger the Company’s status as a citizen of the United States under Section 2 of the Shipping Act at the time it receives the notice of proposed Transfer, or the Company elects not to redeem all of the Shares subject to the option, then the Company shall provide notice to the transferor Shareholder, and the remaining Shareholders that all or a portion of the Shares remain available to be optioned by or the remaining Shareholders. The remaining Shareholders (subject to Section 6.1(b) in the case of Class A Shares) shall have the option to acquire all or any portion of the Shares under the same terms available to the Company above. The options of the remaining Shareholders shall be exercised by written notice to the Company and the transferor Shareholder within fifteen (15) business days after the issuance of the notice of availability to be sent by the Company. The notice of exercise shall state the number of Shares that the optionee desires to acquire. Should more than one Shareholder desire to acquire any Shares remaining after the exercise of the options in favor of the Company, each such Shareholder may purchase that portion of the Shares to be Transferred as corresponds to a fraction in which the numerator is the number of Shares then owned by such Shareholder, and the denominator is the total number of Shares then owned by all of the Shareholders who desire to purchase the offered Shares. The remaining Shareholders who desire to purchase any of the Shares proposed to be Transferred shall have an additional thirty (30) days from the date of exercise of the option as provided above to acquire the optioned Shares. Should the Company and/or the remaining Shareholders fail to exercise the foregoing options, or should the Company and/or the remaining Shareholders fail to redeem or purchase all of the Shares within the periods stated above, any remaining Shares of the transferor Shareholder may be Transferred; provided, however, that such Transfer must be consummated between the same Persons, for the same consideration, and under the same terms and conditions as set forth in the notice of proposed Transfer within fourteen (14) days following the lapse of the foregoing options, or the restrictions imposed by this subsection shall reattach and such Transfer shall be null and void.
     (b) Any Shareholder may Transfer all or any portion of his Shares to a parent, subsidiary or affiliate, or to any trust, partnership, limited liability company or other juridical entity, controlled by or under common control with the Shareholder, provided that such transfer will not impair the status of the Company as a citizen of the United States under Section 2 of the Shipping Act.
Section 6.3 Transfer of Shares. To the extent a Transfer is permitted under this Article VI, the Share or Shares of the Company are transferable only on the books of the Company, by the holders thereof in person or by their duly authorized attorneys or legal representatives, and in accordance with this Operating Agreement and the Articles of Organization. Upon such transfer, the old certificates shall be surrendered to the Secretary, by whom they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer by the Secretary in the share register. Any Transfer shall be made subject to the provisions of this Article VI, and the restrictions and reservations provided in this Section shall be binding upon the Transferee. Any further Transfer of the Shares shall be prohibited except upon the compliance with the requirements of this Article. Following any Transfer, Exhibit A shall be amended as provided in Section 2.1 as appropriate to reflect such Transfer.
Section 6.4 Prohibited Transfers. Any purported Transfer of any Share or Shares that is not a Permitted Transfer or otherwise authorized by the consent of a majority of the disinterested Shareholders shall be null and void and of no force or effect whatever; provided that, if the Company, in its sole discretion, elects to recognize a Transfer that is not a Permitted Transfer, the Shares Transferred shall be strictly limited to the transferor’s rights to and distributions as provided by this Operating Agreement with respect to the transferred Shares, which distributions may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Shares may have to the Company.
     In the case of a Transfer or attempted Transfer of Shares that is not a Permitted Transfer or otherwise authorized by the consent of a majority of the disinterested Shareholders, the Shareholders engaging or attempting to engage in such Transfer shall, and do hereby, indemnify, defend and hold harmless the Company and the other Shareholders from all cost, liability, and damage that any of such indemnified Persons may incur (including, without limitation, incremental tax liability and attorneys’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted thereby.
Section 6.5 Rights of Unadmitted Transferees. A Person who acquires one or more Shares in the Company but who is not already a Shareholder or who is not admitted as a substituted or additional Shareholder pursuant to Section 6.6 hereof shall be entitled only to distributions with respect to such Shares, and shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Shareholder under this Operating Agreement or of a member under the Act. A Person who acquires one or more Shares in the Company but who is not already a Shareholder or who is not admitted as a substituted Shareholder pursuant to Section 6.6 hereof shall have no right to Transfer said Shares except in compliance with the provisions of this Article VI.
Section 6.6 Admission of Transferees as Shareholders. Subject to the other provisions of this Article VI, a transferee of any Shares who is not a Shareholder at the time of the Transfer may be admitted to the Company as a substituted or additional Shareholder only upon satisfaction of all of the conditions set forth below in this Section 6.6:
     (a) All of the Shareholders consent to such admission, which consent may be given or withheld in the sole and absolute discretion of the Shareholders, or the Share or Shares with respect to which the transferee is being admitted were acquired by means of a Permitted Transfer;
     (b) The transferee becomes a party to this Operating Agreement as a Shareholder and executes such documents and instruments as the Board of Directors may reasonably request (including, without limitation, amendments to this Operating Agreement) as may be necessary or appropriate to confirm such transferee as a Shareholder of the Company and such transferee’s agreement to be bound by the terms and conditions hereof;
     (c) The transferee agrees to pay or reimburse the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Shareholder with respect to the Transferred Share or Shares; and,
     (d) Subject to waiver by the Board of Directors, if the transferee is not an individual of legal majority, the transferee provides the Company with evidence satisfactory to counsel for the Company of the authority of the transferee to become a Shareholder and to be bound by the terms and conditions of this Operating Agreement.

ARTICLE VII
DISSOLUTION
Section 7.1 Events Causing Dissolution. The Company shall dissolve and commence winding up its affairs upon the first to occur of the following:
     (a) The unanimous vote or consent of the Shareholders;
     (b) The entry of a decree of judicial dissolution; or
     (c) The decision of the Board of Directors to dissolve and liquidate the Company.
Section 7.2 Winding Up. Upon dissolution, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Shareholders, and no Shareholder shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs. To the extent not inconsistent with the foregoing, all covenants and obligations in this Operating Agreement shall continue in full force and effect until such time as all property of the Company has been distributed pursuant to this Section 7.2 and the Company has been dissolved in accordance with the Act. The President, or if there is none at the time, the Chairman of the Board of Directors, shall serve as the liquidator of the Company who shall be responsible for overseeing the winding up and dissolution of the Company, shall take full account of the Company’s liabilities and property, shall cause all property of the Company to be liquidated as promptly as is consistent with obtaining a fair value therefor, and shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed to the Shareholders in proportion to the Shares held by them.
Section 7.3 Distribution of Assets. Upon the winding-up of the affairs of the Company, all property of the Company shall be distributed in accordance with Sections 7.4 and 7.5 of this Operating Agreement.
Section 7.4 In-Kind Distributions. In-kind distributions may be made in lieu of asset sales and the distribution of sales proceeds, at the discretion of the liquidator, and, if made, shall, to the extent possible, be made on the basis of particular properties being distributed to particular Shareholders in full ownership. Any property distributed in-kind shall be valued by an independent appraisal at its fair market value, or as otherwise agreed by all of the Shareholders, and then treated as though the property were sold at such fair market value as of the time of such distribution (with a resulting allocation of profits and losses) and the cash proceeds were distributed.
Section 7.5 Distributions. Each Shareholder shall receive upon liquidation cash or other assets (both valued at their appraised fair market value, as determined above, net of any liabilities which encumber them at the time of distribution) in proportion to the number of Shares held by such Shareholder as of the date of liquidation. Each Share shall be entitled to an equal liquidating distribution.

Section 7.6 Rights of Shareholders. Except as otherwise provided in this Agreement: (a) each Shareholder shall look solely to the assets of the Company for the return of his capital contribution and shall have no right or power to demand or receive property other than cash from the Company, and (b) no Shareholder shall have priority over any other Shareholder as to the return of his subscription price, other distributions or dividends.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Specific Performance. The parties acknowledge that their obligations hereunder are unique, and that it would be extremely impracticable to measure the resulting damages if any party should default in his obligations under this Operating Agreement. Accordingly, in the event of a failure by a party to perform his obligations hereunder, the non-defaulting parties may, in addition to any other available rights or remedies, sue for specific performance and, in connection with any such suit, the parties each expressly waive the defense therein that the plaintiff has an adequate remedy at law.
Section 8.2 Confidentiality. All Shareholders shall keep confidential all information of a proprietary nature owned by the Company and shall only disclose such information if required by law or order of a court of competent jurisdiction.
Section 8.3 Complete Agreement. This Operating Agreement and the Articles constitute the complete and exclusive agreement among the Shareholders with respect to the subject matter hereof. This Operating Agreement and the Articles replace and supersede all prior agreements made by and among the Shareholders or any of them with respect to the subject matter hereof. This Operating Agreement and the Articles supersede all prior written and oral statements, and no representation, statement, condition or warranty not contained in this Operating Agreement or the Articles will be binding on the Shareholders or have any force or effect whatsoever as among the Shareholders.
Section 8.4 Governing Law. This Operating Agreement and the rights of the parties hereunder will be governed by, interpreted and enforced in accordance with the laws of the State of Louisiana applicable to agreements to be performed entirely in Louisiana.
Section 8.5 Binding Effect. Subject to the provisions of this Operating Agreement relating to Transfers, this Operating Agreement shall be binding upon and inure to the benefit of the Shareholders and their respective distributees, executors, administrators, heirs, legatees, successors and assigns.
Section 8.6 Terms. Common nouns and pronouns shall be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the Person or Persons may in the context require. Any reference to the Code or other statutes or laws shall include all amendments, modifications or replacements of the specific sections and provisions concerned, whether presently in effect or hereinafter promulgated.

Section 8.7 Headings. Headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Operating Agreement.
Section 8.8 Severability. If any provision of this Operating Agreement is held to be illegal, invalid or unenforceable under any present or future laws in effect during the term of this Operating Agreement, such provision shall be fully severable, and this Operating Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Operating Agreement, and the remaining provisions of this Operating Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Operating Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Operating Agreement a provision as similar in effect to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.
Section 8.9 Multiple Counterparts. This Operating Agreement may be executed in several counterparts, each of which will be deemed an original, but all of which when taken together shall constitute one and the same instrument. However, in making proof thereof, it will be necessary to produce only one copy hereof signed by the party to be charged.
Section 8.10 Additional Documents and Acts. Each Shareholder agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Operating Agreement and the transactions contemplated hereby.
Section 8.11 No Third Party Beneficiary. This Operating Agreement is made solely and specifically among and for the benefit of the parties hereto, and their respective successors and assigns subject to the express provisions hereof relating to Transfers, and no other Person will have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Operating Agreement as a third party beneficiary or otherwise.
Section 8.12 References to this Operating Agreement. Numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Operating Agreement, unless otherwise expressly stated.
Section 8.13 Notices. Any notice to be given or to be served upon the Company or any party hereto in connection with this Operating Agreement must be in writing and will be deemed to have been given and received when delivered to the address specified by the party to receive the notice. Such notices will be given to a Shareholder at the address specified in Section 2.1 hereof. Any Shareholder or the Company may, at any time by giving five (5) days prior written notice to the other Shareholders and the Company, as applicable, designate any other address in substitution of the foregoing address to which such notice will be given.
Section 8.14 Amendments. All amendments to this Operating Agreement must be in writing and signed by those Shareholders necessary to approve such amendment as provided in Section 3.5.

Section 8.15 Title to Company Property. Legal title to all property of the Company will be held and conveyed in the name of the Company.
IN WI\ITNESS WHEREOF, the undersigned, being the sole and only Shareholders of the Company, have executed this Operating Agreement effective as of                           , 2006.

SHAREHOLDERS:

RIGDON MARINE CORPORATION

/s/ Larry T. Rigdon By: Larry T. Rigdon

/s/ Lee Jackson Lee Jackson

BOURBON OFFSHORE HOLDINGS SAS

/s/ Christian Lefeire By: Christian Lefeire

EXHIBIT A
Class A Shareholders as of
September 1, 2006

		Shares	Percentage
Member Name	Municipal Address	Owned	Owned
Lee Jackson	601 Poydras Street Suite 2775 New Orleans, LA 70130	5,100	51%

Rigdon Marine Corporation	815 Walker Street Houston, TX 77001	2,450	24.5%
Class B Shareholders as of
September 1, 2006

BOURBON OFFSHORE HOLDINGS SAS	6620 Riverside Drive Metairie, LA 70003	2,450	24.5